                                                        Exhibit 23.1







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-28785, 33-39861, 33-39860, 33-71904, 33-64429, 33-83158, 33-39765, 33-64435,
333-05329, and 33-18706 of U.S. Bancorp on Form S-8 and Nos. 33-86474,
33-43407, 33-48249, and 333-12733 of U.S. Bancorp on Form S-3 of our report dated January 31, 1997, appearing in this Annual Report on Form 10-K of U.S. Bancorp for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP

March 11, 1997